                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO. _____________)


Filed by the Registrant                                                     [X]
Filed by a Party other than the Registrant                                  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12

                      The Hartford Income Shares Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

 (1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of transaction :

 (5) Total fee paid:

[ ]  Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:

 (2) Form, Schedule or Registration Statement No.:

 (3) Filing Party:

 (4) Date Filed:

                                                               November 21, 2005

                     THE HARTFORD INCOME SHARES FUND, INC.

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the Shareholders (the "Meeting") of The Hartford Income Shares Fund, Inc. (the "Company"). The Meeting will take place on January 10, 2006 at 10:00 a.m. Eastern Time at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Annual Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (1) to elect members of the Board of Directors of the Company; (2) to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm; and
(3) to transact such other business as may properly come before the Meeting.

     We request that you complete the enclosed Proxy Card for the upcoming Meeting. The Company's Board of Directors has reviewed and unanimously approved these proposals and recommends that you vote FOR each proposal. The enclosed Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Proxy Card in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. Your vote is important. If you have any questions in connection with these materials, please call us at 1-888-843-7824.

                                           Very truly yours,

                                           /s/ David M. Znamierowski
                                           David M. Znamierowski
                                           President

                     THE HARTFORD INCOME SHARES FUND, INC.

                             500 BIELENBERG DRIVE,
                           WOODBURY, MINNESOTA 55125

                        MAILING ADDRESS: P.O. BOX 64387,
                           ST. PAUL, MINNESOTA 55164

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of the Shareholders (the "Meeting") of The Hartford Income Shares Fund, Inc. (the "Company") will be held on January 10, 2006 at 10:00 a.m. Eastern Time at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

     1. TO ELECT A BOARD OF DIRECTORS CONSISTING OF THE NINE NOMINEES DESCRIBED IN THE ATTACHED PROXY STATEMENT.

     2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF THE COMPANY OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2006.

     3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     The Board of Directors of the Company unanimously recommends approval of each item listed in this notice. Shareholders of record on October 31, 2005 are entitled to notice of and to vote at the Meeting.

     Your attention is directed to the attached Proxy Statement. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                      By order of the Board of Directors,

                                      /s/ Edward P. Macdonald

                                      Edward P. Macdonald
                                      Secretary

Dated: November 21, 2005

                     THE HARTFORD INCOME SHARES FUND, INC.

                             500 BIELENBERG DRIVE,
                           WOODBURY, MINNESOTA 55125

                        MAILING ADDRESS: P.O. BOX 64387,
                           ST. PAUL, MINNESOTA 55164

                                PROXY STATEMENT
                               NOVEMBER 21, 2005

     The enclosed Proxy Card is solicited by the Board of Directors of The Hartford Income Shares Fund, Inc. (the "Company") in connection with the Annual Meeting of the Shareholders (the "Meeting") of the Company to be held on January 10, 2006 at 10:00 a.m. Eastern Time at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment(s) or postponement(s) of the Meeting.

     The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Company. The approximate mailing date of this Proxy Statement is November 28, 2005. Representatives of Hartford Administrative Services Company ("HASCO"), the dividend disbursement agent for the Company, and Hartford Life Insurance Company ("Hartford Life"), without cost to the Company, may solicit proxies for Company management by means of mail, telephone or personal calls. The address of HASCO is that of the Company as provided above. Hartford Life and Hartford Investment Financial Services, LLC ("HIFSCO"), which serves as the Company's investment adviser, principal underwriter and administrator, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company or by executing a superceding Proxy Card. Unless revoked, properly executed Proxy Cards that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the Proxy Card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. With regard to Proposal I, the election of directors, votes may be cast for all nominees or for all nominees except those indicated, or withheld for all nominees. Abstentions may be specified for Proposal II, the ratification of the independent registered public accounting firm. With respect to Proposal II, abstentions and broker non-votes (Proxy Cards received by the Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote

"against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

     In addition to completing and returning the enclosed Proxy Card, shareholders are also able to vote by touchtone telephone or by internet by following the instructions included with the Proxy Card accompanying this Proxy Statement. To vote by internet or by telephone, shareholders can access the website or call the toll-free number listed on the Proxy Card. To vote by internet or by telephone, shareholders will need the "control number" that appears on the Proxy Card. After inputting this number, shareholders will be prompted to provide their voting instructions on the proposals. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

     Only those shareholders owning shares as of the close of business on October 31, 2005 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. As of the Record Date, there were issued and outstanding 12,989,459.9 common shares, with a par value of $0.001 per share. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held. As a shareholder, you will not have appraisal rights in connection with the proposals described in this Proxy Statement.

     The presence, either in person or by proxy, of shareholders owning a majority of shares of the Company entitled to vote at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

     Copies of the Company's most recent annual report and semi-annual report are available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64387, St. Paul, Minnesota 55164 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                                SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company or nominee for election as a director of the Company and on an aggregate basis in any registered investment companies overseen by the director or nominee within the Hartford Fund Family* as a group, as of September 30, 2005.

                                                    AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                             DOLLAR RANGE OF          REGISTERED INVESTMENT
                            EQUITY SECURITIES     COMPANIES OVERSEEN BY DIRECTOR
NAME OF DIRECTOR              IN THE COMPANY       IN THE HARTFORD FUND FAMILY*
----------------           --------------------   ------------------------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong.........          None                $50,001-$100,000
Robert M. Gavin, Jr......          None                  Over $100,000
Duane E. Hill............          None                      None
Sandra S. Jaffee.........          None                      None
William P. Johnston......          None                      None
Phillip O. Peterson......          None                 $10,001-$50,000
Lemma W. Senbet..........          None                      None

INTERESTED DIRECTORS
Thomas M. Marra..........          None                  Over $100,000
Lowndes A. Smith.........          None                  Over $100,000

---------------

* The Hartford Fund Family currently consists of four open-end investment companies and one closed-end investment company.

     As of September 30, 2005, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the outstanding shares of the Company.

     As of October 20, 2005, none of the non-interested directors (or their immediate family members) had share ownership in securities of the Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Company (not including registered investment companies).

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

     At the Meeting, shareholders will be asked to elect nine members to the Company's Board of Directors. All of the nominees currently serve as directors of the Company. In addition, all of the nominees have previously been elected to the Board and are standing for re-election, except for Sandra S. Jaffee, William
P. Johnston and Lemma W. Senbet, who were selected by the Board of Directors of the Company to serve as directors of the Company, and are now nominated for election to the Board of Directors of the Company. Korn/Ferry International, a third-party director search firm, assisted the Nominating Committee of the Board of Directors of the Company in initially identifying Ms. Jaffee and Mr. Johnston as potential candidates for independent directorships.

     Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address of each nominee is c/o the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                   COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
LYNN S. BIRDSONG(2)
(age 59)               Director         Since 2003       Since 1981, Mr. Birdsong          85         Mr. Birdsong
                                                         has been a partner in                        is a Director
                                                         Birdsong Company, an                         of The Japan
                                                         advertising specialty firm.                  Fund
                                                         Since 2003, Mr. Birdsong
                                                         has been an independent
                                                         Director of The Japan Fund.
                                                         From 2003 to March 2005,
                                                         Mr. Birdsong was an
                                                         independent Director of the
                                                         Atlantic Whitehall Funds.
                                                         From 1979 to 2002, Mr.
                                                         Birdsong was a managing
                                                         director of Zurich Scudder
                                                         Investments, an investment
                                                         management firm. During his
                                                         employment with Scudder,
                                                         Mr. Birdsong was an
                                                         interested Director of The
                                                         Japan Fund. Mr. Birdsong is
                                                         also a Director of The
                                                         Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual
                                                         Funds II, Inc., Hartford
                                                         Series Fund, Inc. and
                                                         Hartford HLS Series Fund
                                                         II, Inc.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                   COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
ROBERT M. GAVIN(1,2)
(age 65)               Director and     Director since   Dr. Gavin is an educational       85         None
                       Chairman of      1986             consultant. Prior to
                       the Board                         September 1, 2001, he was
                                        Chairman of      President of Cranbrook
                                        the Board        Education Community; and
                                        since 2004       prior to July 1996, he was
                                                         President of Macalester
                                                         College, St. Paul,
                                                         Minnesota. Dr. Gavin is
                                                         also a Director and
                                                         Chairman of the Board of
                                                         Directors of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.

DUANE E. HILL(2)       Director         Since 2002       Mr. Hill is a Partner of          85         None
(age 60)                                                 TSG Ventures L.P., a
                                                         private equity investment
                                                         company that invests
                                                         primarily in minority-
                                                         owned small businesses. Mr.
                                                         Hill is a former Partner of
                                                         TSG Capital Group, a
                                                         private equity investment
                                                         firm that serves as sponsor
                                                         and lead investor in
                                                         leveraged buyouts of middle
                                                         market companies. Mr. Hill
                                                         is also a Director of The
                                                         Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual
                                                         Funds II, Inc., Hartford
                                                         Series Fund, Inc. and
                                                         Hartford HLS Series Fund
                                                         II, Inc.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                   COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
SANDRA S.
 JAFFEE(1,2,3)         Director         Since 2005       Ms. Jaffee is Chief               85         None
(age 63)                                                 Executive Officer of
                                                         Searchspace Group, a
                                                         leading provider of
                                                         compliance/regulatory
                                                         technology to financial
                                                         institutions. Ms. Jaffee
                                                         served as an Entrepreneur
                                                         in Residence with Warburg
                                                         Pincus, a private equity
                                                         firm, from August 2004 to
                                                         August 2005. From September
                                                         1995 to July 2004, Ms.
                                                         Jaffee served as Executive
                                                         Vice President at
                                                         Citigroup, where she was
                                                         President and CEO of
                                                         Citibank's Global
                                                         Securities Services
                                                         (1995-2003). Ms. Jaffee is
                                                         also a Director of The
                                                         Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual
                                                         Funds II, Inc., Hartford
                                                         Series Fund, Inc. and
                                                         Hartford HLS Series Fund
                                                         II, Inc.

WILLIAM P.
 JOHNSTON(1,2)         Director         Since 2005       Mr. Johnston joined the           85         Mr. Johnston
(age 61)                                                 Board of Directors of Renal                  is Chairman
                                                         Care Group, Inc. in                          of the Board
                                                         November 2002 and has                        of Directors
                                                         served as Chairman of the                    of Renal Care
                                                         Board since March 2003.                      Group, Inc.
                                                         From August 2001 until
                                                         December 2002, Mr. Johnston
                                                         was Managing Director of
                                                         SunTrust Robinson Humphrey,
                                                         the investment banking
                                                         division of SunTrust Banks,
                                                         Inc. From 1998 through
                                                         2001, Mr. Johnston was Vice
                                                         Chairman of the investment
                                                         banking affiliate of
                                                         SunTrust Banks, Inc., where
                                                         he also served as Chief
                                                         Executive Officer from 1998
                                                         through April 2000. Mr.
                                                         Johnston is also a Director
                                                         of The Hartford Mutual
                                                         Funds, Inc., The Hartford
                                                         Mutual Funds II, Inc.,
                                                         Hartford Series Fund, Inc.
                                                         and Hartford HLS Series
                                                         Fund II, Inc.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                   COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
PHILLIP O.
 PETERSON(1,2)         Director         Since 2000       Mr. Peterson is a mutual          85         None
(age 60)                                                 fund industry consultant.
                                                         He was a partner of KPMG
                                                         LLP (an accounting firm)
                                                         until July 1999. From
                                                         January 2004 to April 2005,
                                                         Mr. Peterson served as
                                                         Independent President of
                                                         the Strong Mutual Funds.
                                                         Mr. Peterson is also a
                                                         Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.

LEMMA W. SENBET(2)
(age 59)               Director         Since 2005       Dr. Senbet is the William         85         None
                                                         E. Mayer Chair Professor of
                                                         Finance and Chair of the
                                                         Finance Department at the
                                                         University of Maryland,
                                                         Robert H. Smith School of
                                                         Business, which he joined
                                                         in September 1990.
                                                         Previously, he was a
                                                         chaired Professor of
                                                         Finance at the University
                                                         of Wisconsin-Madison. In
                                                         addition, Dr. Senbet
                                                         previously served as an
                                                         independent Director of the
                                                         Fortis Funds from March
                                                         2000 until July 2002. Dr.
                                                         Senbet is also a Director
                                                         of The Hartford Mutual
                                                         Funds, Inc., The Hartford
                                                         Mutual Funds II, Inc.,
                                                         Hartford Series Fund, Inc.
                                                         and Hartford HLS Series
                                                         Fund II, Inc.

---------------

* Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders of the Company is held and his or her successor is elected and qualifies.

(1) Member of the Audit Committee of the Company.

(2) Member of the Nominating Committee of the Company.

(3) Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a Director of ISS and as a member of the Executive Committee of the Board of Directors of ISS. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to the sub-adviser.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND           OTHER
                       POSITION HELD   TERM OF OFFICE*                                   COMPLEX     DIRECTORSHIPS
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY      HELD BY
NAME AND AGE              COMPANY        TIME SERVED         DURING LAST 5 YEARS        DIRECTOR       DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------  -------------
THOMAS M. MARRA**
(age 47)               Director         Since 2002       Mr. Marra is President and        85        Mr. Marra is
                                                         Chief Operating Officer of                  a Director of
                                                         Hartford Life, Inc. He is                   The Hartford.
                                                         also a member of the Board
                                                         of Directors and a member
                                                         of the Office of the
                                                         Chairman for The Hartford
                                                         Financial Services Group,
                                                         Inc. ("The Hartford"), the
                                                         parent company of Hartford
                                                         Life. Mr. Marra was named
                                                         President of Hartford Life
                                                         in 2001. He was named COO
                                                         in 2000 and served as
                                                         Director of Hartford Life's
                                                         Investment Products
                                                         Division from 1998 to 2000.
                                                         Mr. Marra is also a
                                                         Managing Member and
                                                         President of HIFSCO and HL
                                                         Investment Advisors, LLC
                                                         ("HL Advisors"). He
                                                         currently also serves as a
                                                         Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc. and
                                                         served as Chairman of the
                                                         Board of these companies
                                                         and of the Company from
                                                         2002 to 2004.

LOWNDES A. SMITH**
(age 66)               Director         Since 2002       Mr. Smith served as Vice          85        Mr. Smith is
                                                         Chairman of The Hartford                    a Director of
                                                         from February 1997 to                       White
                                                         January 2002, as President                  Mountains
                                                         and Chief Executive Officer                 Insurance
                                                         of Hartford Life, Inc. from                 Group, Ltd.
                                                         February 1997 to January
                                                         2002, and as President and
                                                         Chief Operating Officer of
                                                         The Hartford Life Insurance
                                                         Companies from January 1989
                                                         to January 2002. Mr. Smith
                                                         is also a Director of The
                                                         Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual
                                                         Funds II, Inc., Hartford
                                                         Series Fund, Inc. and
                                                         Hartford HLS Series Fund
                                                         II, Inc.

---------------

* Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders of the Company is held and his or her successor is elected and qualifies.

** Denotes the nominee is an interested person of the Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Marra is an interested director due to positions he holds with affiliates of the Company. Mr. Smith is an interested director because he owns stock of the parent company of HIFSCO.

     The Board of Directors recommends that shareholders vote in favor of the nine individuals listed as nominees for election to serve as directors of the Company. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. This means that the nine nominees receiving the highest number of "FOR" votes will be elected. Unless otherwise instructed, the proxies will vote all properly executed Proxy Cards for the nine nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL II
                                RATIFICATION OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not "interested persons" of the investment company or of its investment adviser, as that term is defined in the 1940 Act. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders at an annual meeting.

     On September 13, 2005, the Board of Directors of the Company, upon the recommendation of the Audit Committee, determined to select the firm of Ernst & Young LLP ("E&Y") as independent registered public accounting firm for the Company for the fiscal year ending July 31, 2006. E&Y served as independent registered public accounting firm for the Company for the fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003.

     The Board of Directors recommends that shareholders vote in favor of the ratification of E&Y as the independent registered public accounting firm for the Company. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent registered public accounting firm. Unless otherwise instructed, the proxies will vote for the ratification of the selection of E&Y as the Company's independent registered public accounting firm.

                            MANAGEMENT COMPENSATION

     The Company pays no compensation to any director or officer who is an officer or employee of The Hartford, HIFSCO, HASCO, Hartford Life or any affiliated company. During the fiscal year ended July 31, 2005, the Company paid a fee to each director who is not an officer or employee of The Hartford, HIFSCO, HASCO, Hartford Life or any affiliated company.

     The following table sets forth the compensation that each director (or nominee for director) received during the fiscal year ended July 31, 2005 from the Company and the entire Hartford fund complex.

                                                          PENSION OR                             TOTAL
                                                          RETIREMENT                          COMPENSATION
                                                       BENEFITS ACCRUED      ESTIMATED          FROM THE
                                       AGGREGATE          AS PART OF      ANNUAL BENEFITS     COMPANY AND
NAME OF PERSON,                       COMPENSATION         COMPANY             UPON          FUND COMPLEX*
POSITION                            FROM THE COMPANY       EXPENSES         RETIREMENT      PAID TO DIRECTOR
---------------                     ----------------   ----------------   ---------------   ----------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong, Director........        $156                $0                $0              $141,750
Robert M. Gavin, Jr., Director....        $224                $0                $0              $203,250
Duane E. Hill, Director...........        $157                $0                $0              $143,000
Sandra S. Jaffee(1), Director.....        $ 86                $0                $0              $ 78,500
William P. Johnston(2),
 Director.........................        $  0                $0                $0              $      0
Phillip O. Peterson, Director.....        $153                $0                $0              $139,500
Lemma W. Senbet(2), Director......        $  0                $0                $0              $      0
INTERESTED DIRECTORS
Lowndes A. Smith, Director........        $138                $0                $0              $125,500
Thomas M. Marra, Director.........        $  0                $0                $0              $      0

---------------

* As of July 31, 2005, five registered investment companies in the fund complex paid compensation to some or all of the directors.

(1) Appointed a director of the Company on January 25, 2005.

(2) Appointed a director of the Company on September 14, 2005.

                         BOARD MEETINGS, COMMITTEES AND
                             OTHER RELATED MATTERS

     The Board of Directors of the Company has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee. The Company does not have a standing compensation committee. Copies of the charters for the Audit and Nominating Committees are not available on the Company's website, but can be found attached as appendices to the Company's proxy statement for the fiscal year ended July 31, 2004.

     During the Company's fiscal year ended July 31, 2005, there were nine meetings of the Board of Directors, four meetings of the Audit Committee, two meetings of the Investment Committee, three meetings of the Litigation Committee and three meetings of the Nominating Committee. As the Compliance Committee was not established until October 3, 2005, there were no meetings of the Compliance Committee during the Company's most recent fiscal year. Thomas M. Marra and Lynn
S. Birdsong, Directors of the Company, attended last year's annual meeting held on December 15, 2004. Company policy adopted in November 2004 provides that at least one Director will attend each annual meeting of shareholders. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served, with the exception of Sandra S. Jaffee, who was not appointed to the Board of Directors until January 25, 2005, and William P. Johnston and Lemma W. Senbet, who were not appointed to the Board of Directors until September 14, 2005.

     Shareholders wishing to communicate with members of the Board of Directors may submit a written communication directed to the Board of Directors in care of the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

THE AUDIT COMMITTEE

     The Audit Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each member of the Audit Committee is considered to be "independent" within the meaning of the rules of the New York Stock Exchange.

     The functions performed by the Audit Committee are to (1) oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) assist the Board of Directors in its oversight of the qualifications, independence and performance of the Company's independent registered public accounting firm, the quality, objectivity and integrity of the Company's financial statements and the independent audit thereof, and the performance of the Company's internal audit function; and (3) act as a liaison between the Company's independent registered public accounting firm and the full Board of Directors. The Company's independent registered public accounting firm shall report directly to the Audit Committee. The Audit Committee shall report regularly to the Board of Directors.

     Management is responsible for maintaining appropriate systems for accounting. The Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Company shareholders) and evaluate the Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered accounting firm the firm's independence.

     Based upon the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommends to the Board of Directors that the audited financial statements for the Company's most recent fiscal year ended July 31, 2005 be included in the Company's Annual Report filed with the Securities and Exchange Commission.

     The Audit Committee

     Lynn S. Birdsong
     Robert M. Gavin
     Duane E. Hill
     Sandra S. Jaffee
     Phillip O. Peterson

THE COMPLIANCE COMMITTEE

     The Compliance Committee, which was established on October 3, 2005, currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. The function of the Compliance Committee is to assist the Board of Directors in its oversight of the implementation by the Company of policies and procedures that are reasonably designed to prevent the Company from violating the Federal Securities Laws.

THE INVESTMENT COMMITTEE

     The Investment Committee consists of Lynn S. Birdsong, Duane E. Hill, Lemma
W. Senbet and Lowndes A. Smith. The Investment Committee, which was established on February 1, 2005, assists the Board of Directors in its oversight of the Company's investment performance and related matters.

THE LITIGATION COMMITTEE

     The Litigation Committee consists of the following non-interested members of the Board of Directors of the Company: Lynn S. Birdsong, Duane E. Hill, and Sandra S. Jaffee. The Litigation Committee, which was established on February 5, 2004, manages any legal actions that are brought by, on behalf of or against the Company, its Board of Directors and/or the non-interested directors.

THE NOMINATING COMMITTEE

     The Nominating Committee currently consists of all non-interested directors of the Company. The function of the Nominating Committee is to screen and select non-interested candidates to the Board of Directors.

     The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089 and must include, at a minimum: (1) the shareholder's contact information;
(2) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of Company shares owned by the proposed nominee; (3) a statement as to whether the nominee is an "interested person" of the Company as defined in
Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (4) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (5) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Company's proxy statement, if so designated by the Nominating Committee and the Company's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the Fund's voting shares for at least one year.

     The Nominating Committee may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective director candidates. Korn/Ferry International, a third-party director search firm, assisted the Nominating Committee in initially identifying Sandra S. Jaffee and William P. Johnston as potential candidates for independent directorships.

     Care is given to ensure that the individual members of the Board of Directors bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees generally are considered as a minimum requirement for consideration as a non-interested director:

     - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

     - College degree or business experience equivalent to a college degree;

     - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

     - Personal accomplishments that would provide ready acceptance by shareholders that the individual is capable of representing their interests;

     - An ability to invest in Hartford funds;

     - An ability to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

     - High ethical standards;

     - Must meet minimum standards set out in the Fund's Audit Committee charter; and

     - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committee, the Board of Directors selected E&Y as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2006. E&Y served as independent registered public accounting firm of the Company for the fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003.

     AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended July 31, 2004 and July 31, 2005 were $25,000 and $33,000, respectively.

     AUDIT-RELATED FEES. No fees were billed by E&Y for professional services rendered that are related to the audit of the Company's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended July 31, 2004 and July 31, 2005. Aggregate fees in the amount of $35,750 and $39,000 for the fiscal years ended July 31, 2004 and July 31, 2005, respectively, were billed by E&Y to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate that provides transfer agency services to the Company and more than 40 other mutual funds in the Hartford Fund Family.

     TAX FEES. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to the Company for the fiscal years ended July 31, 2004 and July 31, 2005 were $2,500 and $3,000, respectively. No fees were billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for the fiscal years ended July 31, 2004 and July 31, 2005.

     ALL OTHER FEES. No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended July 31, 2004 and July 31, 2005, nor were any fees billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for those fiscal years, other than those described above.

     The Audit Committee has considered whether the services described above are compatible with E&Y's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, is compatible with maintaining E&Y's independence. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the independent registered public accounting firm provides to the Company, to the Company's investment adviser and to affiliates of the adviser that provide ongoing services to the Company. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by E&Y for the fiscal year ending July 31, 2006 and has also given its general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services that have not received pre-approval must receive specific approval by the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

     The aggregate non-audit fees billed by E&Y for services rendered to the Company and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended July 31, 2004 and July 31, 2005, amounted to $40,550 and $42,000, respectively. Services were for tax consulting, actuarial and business advisory services throughout the period.

     Representatives of E&Y are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. The executive officers receive no compensation from the Company. Instead, Hartford Life or its affiliates pay the executive officers. The mailing address of each executive officer is c/o the Secretary of The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                          POSITION      TERM OF
                            HELD      OFFICE* AND
                          WITH THE     LENGTH OF        PRINCIPAL OCCUPATION(S)
NAME AND AGE               COMPANY    TIME SERVED         DURING PAST 5 YEARS
------------             -----------  -----------       -----------------------
DAVID M. ZNAMIEROWSKI
  (age 45)               President    President    Mr. Znamierowski currently serves
                         and Chief    since        as President of Hartford
                         Executive    2001(1)      Investment Management Company
                         Officer                   ("Hartford Investment
                                      Chief        Management") and as Executive
                                      Executive    Vice President and Chief
                                      Officer      Investment Officer for The
                                      since 2005   Hartford, Hartford Life, Inc. and
                                                   Hartford Life Insurance Company.
                                                   Mr. Znamierowski is also a
                                                   Managing Member, Executive Vice
                                                   President and Chief Investment
                                                   Officer of HIFSCO and HL
                                                   Advisors. Mr. Znamierowski is a
                                                   Director, President and Chief
                                                   Executive Officer of The Hartford
                                                   Mutual Funds, Inc., The Hartford
                                                   Mutual Funds II, Inc., Hartford
                                                   Series Fund, Inc. and Hartford
                                                   HLS Series Fund II, Inc.

TAMARA L. FAGELY
  (age 47)               Vice         Treasurer    Ms. Fagely has been Vice
                         President,   since 1993   President of HASCO since 1998.
                         Treasurer                 Currently, Ms. Fagely is a Vice
                         and          Vice         President of Hartford Life. She
                         Controller   President    served as Assistant Vice
                                      since 1996   President of Hartford Life from
                                                   December 2001 through March 2005.
                                      Controller   In addition, she is Controller of
                                      since 2001   HIFSCO and Vice President,
                                                   Controller, and Treasurer of The
                                                   Hartford Mutual Funds, Inc., The
                                                   Hartford Mutual Funds II, Inc.,
                                                   Hartford Series Fund, Inc. and
                                                   Hartford HLS Series Fund II, Inc.

                          POSITION      TERM OF
                            HELD      OFFICE* AND
                          WITH THE     LENGTH OF        PRINCIPAL OCCUPATION(S)
NAME AND AGE               COMPANY    TIME SERVED         DURING PAST 5 YEARS
------------             -----------  -----------       -----------------------
MARY JANE FORTIN
  (age 41)               Vice         Since 2003   Ms. Fortin is Senior Vice
                         President                 President and Director of Mutual
                                                   Funds and 529 Programs for
                                                   Hartford Life. She also serves as
                                                   Vice President of HL Advisors and
                                                   HIFSCO. In addition, she is a
                                                   Vice President of The Hartford
                                                   Mutual Funds, Inc., The Hartford
                                                   Mutual Funds II, Inc., Hartford
                                                   Series Fund, Inc. and Hartford
                                                   HLS Series Fund II, Inc.
                                                   Previously, Ms. Fortin served as
                                                   Senior Vice President and Chief
                                                   Accounting Officer of Hartford
                                                   Life. She joined Hartford Life in
                                                   1997.

GEORGE R. JAY
  (age 53)               Vice         Vice         Mr. Jay serves as Assistant Vice
                         President    President    President of Hartford Life. He
                         and Chief    since 2001   also serves as Chief
                         Compliance                Broker/Dealer Compliance Officer
                         Officer      Chief        for HIFSCO and Vice President and
                                      Compliance   Chief Compliance Officer of The
                                      Officer      Hartford Mutual Funds, Inc., The
                                      since 2004   Hartford Mutual Funds II, Inc.,
                                                   Hartford Series Fund, Inc.,
                                                   Hartford HLS Series Fund II, Inc.

EDWARD P. MACDONALD
  (age 38)               Vice         Since 2005   Mr. Macdonald serves as Assistant
                         President                 General Counsel of The Hartford.
                         and                       Additionally, Mr. Macdonald
                         Secretary                 serves as Vice President,
                                                   Secretary and Chief Legal Officer
                                                   for The Hartford Mutual Funds,
                                                   Inc., The Hartford Mutual Funds
                                                   II, Inc., Hartford Series Fund,
                                                   Inc. and Hartford HLS Series Fund
                                                   II, Inc. Prior to joining The
                                                   Hartford in 2005, Mr. Macdonald
                                                   was Chief Counsel, Investment
                                                   Management for Prudential
                                                   Financial (formerly American
                                                   Skandia Investment Services,
                                                   Inc.). He joined Prudential in
                                                   April 1999.

                          POSITION      TERM OF
                            HELD      OFFICE* AND
                          WITH THE     LENGTH OF        PRINCIPAL OCCUPATION(S)
NAME AND AGE               COMPANY    TIME SERVED         DURING PAST 5 YEARS
------------             -----------  -----------       -----------------------
DENISE A. SETTIMI
  (age 44)               Vice         Since 2005   Ms. Settimi currently serves as
                         President                 Operations Officer of HASCO.
                                                   Previously, Ms. Settimi was with
                                                   American Express Financial
                                                   Advisors, where she was Director
                                                   of Retirement Plan Services from
                                                   1997 to 2003. In addition, she is
                                                   a Vice President of The Hartford
                                                   Mutual Funds, Inc., The Hartford
                                                   Mutual Funds II, Inc., Hartford
                                                   Series Fund, Inc. and Hartford
                                                   HLS Series Fund II, Inc.

JOHN C. WALTERS
  (age 43)               Vice         Since        Mr. Walters serves as Executive
                         President    2001(1)      Vice President and Director of
                                                   the Investment Products Division
                                                   of Hartford Life. Mr. Walters is
                                                   also a Managing Member and
                                                   Executive Vice President of
                                                   HIFSCO and HL Advisors. In
                                                   addition, he is Vice President of
                                                   The Hartford Mutual Funds, Inc.,
                                                   The Hartford Mutual Funds II,
                                                   Inc., Hartford Series Fund, Inc.
                                                   and Hartford HLS Series Fund II,
                                                   Inc. Previously, Mr. Walters was
                                                   with First Union Securities.

---------------

* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

(1) Mr. Znamierowski has served as President of the Company since 2001, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in that capacity.

                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 2005, were satisfied, except that due to an administrative oversight, a Form 3, initial statement of beneficial ownership of securities, was not timely filed but has since been filed for each of the following individuals: M. Timothy Corbett, Managing Director and Director of Hartford Investment Management Company; Edward P. Macdonald, Vice President and Secretary of the Company; and Leonard J. Saltiel, Managing Director, Chief Operating Officer and Director of Hartford Investment Management Company.

                             SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the annual meeting of shareholders for the fiscal year ending July 31, 2006 must be received at the Company's mailing address by July 20, 2006 in order to be considered for inclusion in the proxy statement for that meeting. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                              SHAREHOLDER MAILINGS

     To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Funds at 1-888-843-7824 or writing to the Fund at P.O. Box 64387, St. Paul, Minnesota 55164 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.
                                            By order of the Board of Directors,

                                            /s/ Edward P. Macdonald
                                            Edward P. Macdonald
                                            Secretary

Dated: November 21, 2005

                              [FORM OF PROXY CARD]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                     VOTING BY TELEPHONE. Call toll-free 1-800-690-6903 and follow the recorded instructions.
                     VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.
                     VOTING BY MAIL. Complete and return your Proxy Card in the addressed envelope. If you vote by telephone or internet, you do not need to mail your proxy.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE HARTFORD INCOME SHARES FUND, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 10, 2006

The undersigned appoints Tamara Fagely, Mary Jane Fortin, Edward Macdonald, Jill Powilatis and David Znamierowski or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned, to vote, as designated herein, all shares of The Hartford Income Shares Fund, Inc. (the "Company") held by the undersigned on October 31, 2005, at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of Hartford Life, 200 Hopmeadow Street, Simsbury, Connecticut 06089, on January 10, 2006, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse, as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or by executing a superseding proxy.


                                     Date
                                          --------------------------------------



                                          --------------------------------------
                                          Signature(s)      (Please sign in box)

                                          Please sign exactly as name appears to
                                          the left. When signing as attorney,
                                          executor, administrator, trustee, or
                                          guardian, please give full title as
                                          such. If signing for a corporation,
                                          please sign in full corporate name by
                                          authorized person. If signing for a
                                          partnership, please sign in
                                          partnership name by authorized person.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [ ]
PLEASE DO NOT USE FINE POINT PENS.


FOR         WITH-       FOR    1. TO ELECT THE FOLLOWING NOMINEES AS DIRECTORS OF THE COMPANY: (01)
ALL        HOLD ALL     ALL    L.S. BIRDSONG, (02) R.M. GAVIN, (03) D.E. HILL, (04) S.S. JAFFEE,
                      EXCEPT*  (05) W.P. JOHNSTON, (06) P.O. PETERSON, (07) L.W. SENBET, (08) T.M.
                               MARRA, (09) L.A. SMITH

[ ]          [ ]        [ ]    *TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR
                               ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

                               ----------------------------------------------------------------------

[ ]          [ ]        [ ]    2. PROPOSAL TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF THE
FOR        AGAINST    ABSTAIN  COMPANY OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
                               PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2006.





PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THANK YOU!